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                                                                   EXHIBIT 23(a)


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


The Trustees and Shareholders
EastGroup Properties:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                KPMG PEAT MARWICK LLP


Jackson, Mississippi
August 6, 1996